STEIN ROE MUTUAL FUNDS

ANNUAL REPORT
SEPTEMBER 30, 2000


PHOTO OF: HANDS HOLDING PLANT.

STEIN ROE EQUITY FUNDS
GROWTH FUNDS
           CAPITAL OPPORTUNITIES FUND


LOGO: STEIN ROE MUTUAL FUNDS
SENSIBLE RISKS. INTELLIGENT INVESTMENTS.(R)

Contents
--------------------------------------------------------------------------------


From the President................................................     1
   Stephen E. Gibson's thoughts on the equity markets and investing

Performance Summary...............................................     2

Questions & Answers...............................................     3
   An interview with your Portfolio Managers David Brady and Steve Hayward

Fund Highlights...................................................     6

Portfolio of Investments..........................................     7
   A complete list of investments with market values

Financial Statements..............................................    11
   Statements of assets and liabilities, operations and changes in net assets

Notes to Financial Statements.....................................    14

Financial Highlights..............................................    18
   Selected per-share data and ratios

Report of Independent Accountants.................................   20



                Must be preceded or accompanied by a prospectus.

From the President
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:
It has been a good year for the Stein Roe Capital Opportunities Fund Class S shares. During an extraordinary period for mid-cap stocks, the Fund delivered a positive total return of 66.20% compared to a positive total return of 43.22% for its benchmark, the S&P MidCap 400 Index1 for the year ended September 30, 2000. Like many of the major market indices, mid-cap stocks exhibited volatility between October 1999 and September 2000. For every two months of gains, the S&P MidCap 400 Index had one month of losses. Still, this segment of the market proved to be a strong performer over the 12-month period.

   Your Fund's portfolio managers, David Brady and Steve Hayward, believe mid-cap stocks hold a unique position in the market. In their view, stocks with market capitalizations between approximately $5 billion and $10 billion represent one of the few opportunities to invest in fast-growing companies that are reasonably valued. By contrast, they believe larger companies have difficulty growing quickly enough to keep up with their current valuations, while many smaller, younger firms are still looking to generate consistent profits.

   Early in the fiscal year, investors were focused on a narrow group of rapidly evolving technology and telecommunications stocks, which soared to record levels between October 1999 and March 2000. Then concerns about higher inflation and interest rates changed investors' perspectives. Widespread selling resulted, and investors went in search of alternatives to technology that appeared reasonably valued and better able to deliver reliable earnings.

   Take a look at the report inside for a further discussion on the economic and market factors that affected the Fund's performance. Thank you for choosing the Stein Roe Capital Opportunities Fund and for giving us the opportunity to serve your investment needs.

   Sincerely,

   /s/ Stephen E. Gibson

   Stephen E. Gibson
   President
   November 20, 2000

1 See benchmark index chart on page 2 for performance results.

  Because economic and market conditions change frequently, there can be no assurance that the trends described in this report will continue or come to pass.


Photo of: Stephen E. Gibson
Stephen E. Gibson

Performance Summary
--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
                         Period Ended September 30, 2000
                                            ONE         FIVE      TEN
                                            YEAR        YEARS     YEARS
--------------------------------------------------------------------------------
CAPITAL OPPORTUNITIES FUND CLASS S          66.20%      18.06%    21.54%
S&P MidCap 400 Index                        43.22       21.71     21.75
Morningstar Mid-Cap Growth category         65.70       23.49     22.00



Investment Comparisons
--------------------------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT September 30, 1990 to September 30, 2000
--------------------------------------------------------------------------------
Stein Roe Capital Opportunities Fund

LINE CHART:

            Stein Roe Capital              S&P MidCap        Morningstar Mid-Cap
            Opportunities Fund Class S     400 Index         Growth Category
9/30/90     10000                          10000             10000
            10760                          11244             11018
            13439                          13826             13682.2
            13558                          13725             13412.6
9/30/91     15351                          15031             14861.2
            17516                          16879             16665.3
            16636                          16793             16462
            15715                          16270             15222.4
9/30/92     16271                          16903             15765.9
            17942                          18888             18130.7
            18125                          19507             18272.2
            19242                          19962             18893.4
9/30/93     21805                          20966             20573
            22880                          21523             20953.6
            21651                          20706             20218.2
            20280                          19950             18950.5
9/30/94     22308                          21300             20635.2
            22882                          20751             20637.2
            24740                          22430             22096.3
            27058                          24408             24354.5
9/30/95     30662                          26790             27442.7
            34495                          27173             27939.4
            39265                          28847             29758.3
            44656                          29678             31743.1
9/30/96     45853                          30541             32660.5
            41525                          32392             32745.4
            33901                          31910             30096.3
            41139                          36600             35038.1
9/30/97     42986                          42486             40392
            44078                          42838             38457.2
            49587                          47555             43456.6
            49825                          46537             43565.3
9/30/98     37299                          39803             35597.2
            43372                          51024             45169.3
            42174                          47768             46786.3
            44819                          54528             52171.4
9/30/99     42309                          49947             52369.7
            60861                          58533             74789.2
            71549                          65961             87795
            65310                          63784             82562.4
9/30/00     70338                          71534             86434.6

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. The above illustration assumes a $10,000 investment made on September 30, 1990, and reinvestment of income and capital gains distributions. The S&P MidCap 400 Index is an unmanaged group of mid-cap stocks that differs from the composition of the Fund; it is not available for direct investment. Source: Liberty Funds Distributor, Inc., Morningstar.

The Fund's return is also compared to the average return of the funds included in the Morningstar Mid-Cap Growth Funds category average (Morningstar Average). This Morningstar Average is composed of Funds with similar investment styles as measured by their underlying portfolio holdings. Morningstar does not warrant their information to be accurate, correct, complete or timely. They shall not be responsible for investment decisions, damages or other losses resulting from use of the averages. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933. Sales charges are not reflected in the Morningstar's averages.

Q&A
--------------------------------------------------------------------------------
AN INTERVIEW WITH DAVID BRADY AND STEVE HAYWARD, PORTFOLIO MANAGERS OF STEIN ROE CAPITAL OPPORTUNITIES FUND


   FUND DATA

   INVESTMENT OBJECTIVE AND STRATEGY:
   Stein Roe Capital Opportunities Fund seeks long-term growth by investing in the stocks of aggressive growth companies. An aggressive growth company has the ability to increase its earnings at an above-average rate.

   FUND INCEPTION:
   March 31, 1969

   NET ASSETS:
   $564.1 million
   Photo: STEVE HAYWARD


Q: HOW DID THE FUND PERFORM DURING THE PERIOD?
A: The Stein Roe Capital Opportunities Fund returned 66.20% for the 12 months ended September 30, 2000 compared to 43.22% for its benchmark, the S&P MidCap 400 Index during the same period.


Q: TO WHAT DO YOU ATTRIBUTE THIS STRONG PERFORMANCE?
A: The Fund's strong performance is attributed to our repositioning and diversification of the portfolio. Throughout the fiscal year, we worked to shift the Fund's focus to medium-sized companies with growth potential. By the end of the current fiscal year, the transition was nearly completed, with only a few large-cap companies such as Northern Trust, Kohl's and Broadcom remaining in the portfolio. These large-cap holdings have appreciated since we acquired them so we are selling them with caution to avoid large capital gains. For new purchases, we targeted companies with market capitalizations below $10 billion, particularly those in the $5-$7 billion range.

Photo of: David Brady
David Brady

Photo of: Steve Hayward
Steve Hayward

Q: WHICH SECTORS WERE MOST SUCCESSFUL DURING THE PERIOD?
A: Technology and telecommunications stocks were the unquestioned leaders of the market and for the Fund during the first half of the fiscal year. Investors were enthusiastic about the potential of technology to restructure our economy, and stock prices reflected this positive attitude. We invested a significant amount in companies

Q&A Continued
--------------------------------------------------------------------------------

providing component parts and infrastructure for this major transformation, such as semiconductors, communications antennas and lasers. The strategy worked well, and our technology holdings were major contributors to performance. In March, the markets grew increasingly volatile as a result of robust economic growth, inflation fears, rising oil prices and signs that some companies would not hit their earnings targets. Since technology and telecommunications stocks suffered most during the downturn, the Fundholdings in these sectors were not significant contributors to performance in the latter half of the year.

   Although we continue to believe in the viability of technology over the long run, we responded to the skittish market by trimming our technology allocation slightly and adding to our holdings of consumer products and financial services.


Q: IN LIGHT OF THE DECLINE OF TECHNOLOGY STOCKS OVER THE LAST SIX MONTHS, DID OTHER SECTORS PROSPER?
A: Yes. As prices for technology stocks declined, other sectors of the market blossomed including financial services, health care and energy. Thus, the Fund benefited in the second half of the fiscal year from its investments in companies like Northern Trust (2.8%) and MGIC (1.9%), companies which provide trust/asset management services. Fiserv (3.4%), a provider of information management services, also rose over the period. We also benefited from Forest Labs, which develops and manufactures name brand and generic prescription drugs, and over-the-counter drugs that are sold primarily in the United Kingdom.

   Other late contributors to performance were consumer products companies such as Kohl's (3.1%), an aggressively expanding, Midwest-based department store chain; Harley-Davidson (3.0%), the motorcycle manufacturer; and Starbucks (1.4%), the nationwide chain of coffee shops.


Q: WHAT IS YOUR OUTLOOK FOR THE MARKET AND MID-CAP STOCKS?
A: As fiscal 2001 begins, we believe that higher earnings will provide support for higher valuations of mid-cap technology and telecommunications stocks. Although we believe that some large-cap stocks, and a significant number of small-cap stocks will be unable to generate reliable earnings, we do not believe the problem will become so widespread or persist long enough to encompass mid-cap stocks. Finally, it is our belief that a period of

Q&A Continued
--------------------------------------------------------------------------------

uncertainty will continue, generated by interest rate volatility and stagnant corporate profits, which should help to keep values reasonable and should allow us to find new opportunities to purchase stocks with strong growth prospects at attractive prices.


PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. Share price and investment returns will vary, so you may have a gain or loss when you sell your shares. Portfolio holdings are as of 9/30/00 and are subject to change. The S&P MidCap 400 Index is an unmanaged group of stocks not associated with any Liberty Fund; it is not available for direct investment.
--------------------------------------------------------------------------------

Fund Highlights As of September 30, 2000
--------------------------------------------------------------------------------


                      Stein Roe Capital Opportunities Fund
                        TOP 10 HOLDINGS (% OF NET ASSETS)
--------------------------------------------------------------------------------

SDL, Inc.                       4.9%     Kohls                              3.1%
Network Appliance               4.5      Harley Davidson                    3.0
Sanmina                         4.1      Flextronics Intl.                  2.9
Comverse Technology             3.8      Northern Trust                     2.8
Fiserv                          3.4      Broadcom                           2.4
--------------------------------------------------------------------------------


                           EQUITY PORTFOLIO HIGHLIGHTS
                                                                      S&P MIDCAP
                                                     PORTFOLIO         400 INDEX
                                                     ---------------------------
Number of Holdings                                          57               400
Dollar Weighted Median
  Market Capitalization ($Mil.)                       10,214.3          3,277.49
--------------------------------------------------------------------------------


PIE CHARTS:
                            ECONOMIC SECTOR BREAKDOWN


                            Equity              S&P MidCap
                          Portfolio             400 Index

Basic Materials              0%                     2%
Consumer Cyclical           22                     12
Consumer Noncyclical         6                     14
Energy                       6                     10
Financial                    7                     12
Industrial                   2                      8
Technology                  54                     31
Utilities                    3                     11
--------------------------------------------------------------------------------


PIE CHARTS:
                                ASSET ALLOCATION


                            As of                      As of
                       September 30, 1999         September 30, 2000

Equities                    99.0%                     99.7%
Bonds, Cash Equivalents
  & Other                    1.0%                      0.3%

Stein Roe Capital Opportunities Fund
--------------------------------------------------------------------------------
Investment Portfolio
September 30, 2000 (In thousands)

COMMON STOCKS - 99.7%                                       SHARES         VALUE
--------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES - 6.8%
   DATA PROCESSING SERVICES - 3.5%
   Fiserv, Inc. (a)..................................          325      $ 19,459
                                                                        --------

   DIVERSIFIED COMMERCIAL SERVICES - 2.0%
   Diamond Technology Partners, Inc. (a).............          150        11,138
                                                                        --------

   EMPLOYMENT SERVICES - 1.3%
   Korn/Ferry International (a)......................          200         7,563
                                                                        --------

CONSUMER DISCRETIONARY - 7.1%
   AUTOMOBILES & COMPONENTS - 0.8%
   Gentex Corp. (a)..................................          175         4,375
                                                                        --------

   HOTELS, RESTAURANTS & LEISURE - 1.9%
   HOTELS - 1.9%
   Four Seasons Hotels, Inc..........................          150        10,978
                                                                        --------

   MOTORCYCLE MANUFACTURERS - 3.0%
   Harley-Davidson, Inc..............................          350        16,756
                                                                        --------

   RESTAURANTS - 1.4%
   Starbucks Corp. (a)...............................          200         8,013
                                                                        --------

CONSUMER STAPLES - 2.9%
   FOOD, BEVERAGES & TOBACCO - 1.3%
   Suiza Foods Corp. (a).............................          150         7,603
                                                                        --------

   HOUSEHOLD & PERSONAL PRODUCTS - 1.6%
   Steiner Leisure Ltd. (a)..........................          400         8,950
                                                                        --------

ENERGY - 4.1%
   OIL & GAS DRILLING - 2.8%
   Noble Drilling Corp. (a)..........................          200        10,050
   Rowan Companies, Inc. (a).........................          200         5,800
                                                                        --------
                                                                          15,850
                                                                        --------
   OIL & GAS EXPLORATION & PRODUCTS - 1.3%
   Unocal Corp.......................................          200         7,088
                                                                        --------

FINANCIALS - 6.0%
   BANKS - 2.8%
   Northern Trust Corp...............................          175        15,553
                                                                        --------

   DIVERSIFIED FINANCIAL SERVICES - 1.3%
   Raymond James Financial, Inc......................          225         7,411
                                                                        --------

   PROPERTY & CASUALTY INSURANCE - 1.9%
   MGIC Investment Corp..............................          175        10,697
                                                                        --------

Stein Roe Capital Opportunities Fund
--------------------------------------------------------------------------------
Continued                                                   SHARES         VALUE
--------------------------------------------------------------------------------
HEALTH CARE - 5.2%
   BIOTECHNOLOGY - 1.3%
   PE Corp-Celera Genomics Group (a).................           75       $ 7,472
                                                                        --------

   PHARMACEUTICALS - 3.9%
   Alza Corp. (a)....................................          125        10,812
   Forest Laboratories, Inc. (a).....................          100        11,469
                                                                        --------
                                                                          22,281
                                                                        --------
MEDIA - 6.4%
   BROADCASTING & CABLE - 4.9%
   Hispanic Broadcasting Corp. (a)...................          300         8,363
   USA Networks, Inc. (a)............................          300         6,581
   Univision Communications, Inc. Class A (a)........          200         7,475
   XM Satellite Radio Holdings, Inc. Class A (a).....          125         5,383
                                                                        --------
                                                                          27,802
                                                                        --------
   PUBLISHING & PRINTING - 1.5%
   Tribune Co........................................          200         8,725
                                                                        --------

RETAILING - 7.9%
   DEPARTMENT STORES - 3.1%
   Kohl's Corp. (a)..................................          300        17,306
                                                                        --------

   GENERAL MERCHANDISE STORES - 2.0%
   Dollar Tree Stores, Inc. (a)......................          275        11,155
                                                                        --------

   SPECIALTY STORES - 2.8%
   Bed Bath & Beyond, Inc.(a)........................          400         9,756
   Tiffany & Co......................................          150         5,784
                                                                        --------
                                                                          15,540
                                                                        --------
SOFTWARE & SERVICES - 16.8%
   APPLICATIONS SOFTWARE - 3.6%
   Mercury Interactive Corp. (a).....................           75        11,756
   Rational Software Corp. (a).......................          125         8,672
                                                                        --------
                                                                          20,428
                                                                        --------
   INTERNET SOFTWARE & SERVICES - 10.3%
   Exodus Communications, Inc. (a)...................          250        12,344
   Inktomi Corp. (a).................................           90        10,260
   VeriSign, Inc. (a)................................           60        12,154
   Sanmina Corp (a) .................................          250        23,406
                                                                        --------
                                                                          58,164
                                                                        --------
   TECHNOLOGY SERVICES - 2.9%
   Contract manufacturing
   Flextronics Int'l Ltd. (a) .......................          200        16,425
                                                                        --------

TECHNOLOGY HARDWARE & EQUIPMENT - 24.8%
   COMPUTER STORAGE & PERIPHERALS - 4.5%
   Network Appliance, Inc. (a).......................          200        25,475
                                                                        --------

Stein Roe Capital Opportunities Fund
--------------------------------------------------------------------------------
Continued                                                   SHARES         VALUE
--------------------------------------------------------------------------------
   NETWORKING EQUIPMENT - 1.6%
   Proxim, Inc. (a)..................................          200       $ 8,900
                                                                        --------

   SEMICONDUCTOR EQUIPMENT - 1.0%
   Novellus Systems, Inc. (a)........................          125         5,820
                                                                        --------

   SEMICONDUCTORS - 7.1%
   Broadcom Corp. Class A (a)........................           55        13,406
   SIPEX Corp. (a)...................................           75         3,155
   TranSwitch Corp. (a)..............................          100         6,375
   TriQuint Semiconductor, Inc. (a)..................          225         8,198
   Vitesse Semiconductor Corp. (a)...................          100         8,894
                                                                        --------
                                                                          40,028
                                                                        --------
   TELECOMMUNICATIONS EQUIPMENT - 10.6%
   JDS Uniphase Corp. (a)............................           50         4,734
   Research in Motion Ltd.(a)........................           75         7,392
   Scientific-Atlanta, Inc...........................          200        12,725
   SDL, Inc. (a).....................................           90        27,720
   Tellabs, Inc. (a).................................          150         7,163
                                                                        --------
                                                                          59,734
                                                                        --------
TELECOMMUNICATION SERVICES - 10.1%
   ALTERNATIVE CARRIERS - 1.7%
   Level 3 Communications, Inc. (a)..................          125         9,640
                                                                        --------

   INTEGRATED TELECOM SERVICES - 0.9%
   NEXTLINK Communications, Inc. Class A (a).........          150         5,278
                                                                        --------

   WIRELESS TELECOM SERVICES - 7.5%
   American Tower Corp. Class A (a)..................          200         7,538
   Comverse Technology, Inc. (a).....................          200        21,600
   Crown Castle International Corp. (a)..............          175         5,436
   Nextel Partners, Inc. Class A (a).................           75         2,184
   Pinnacle Holdings, Inc. (a).......................          113         3,009
   Spectrasite Holdings, Inc. (a)....................          125         2,320
                                                                        --------
                                                                          42,087
                                                                        --------
UTILITIES - 1.6%
   ELECTRIC UTILITIES - 0.3%
   Southern Energy, Inc..............................           50         1,568
                                                                        --------

   GAS UTILITIES - 1.3%
   Kinder Morgan, Inc................................          175         7,164
                                                                        --------
TOTAL COMMON STOCKS (cost of $340,509)...............                    562,426
                                                                        --------
--------------------------------------------------------------------------------

Stein Roe Capital Opportunities Fund
--------------------------------------------------------------------------------
Continued                                                      PAR         VALUE
--------------------------------------------------------------------------------
BONDS & NOTES - 0.4%
GOVERNMENT OBLIGATIONS
   U.S Treasury Note:
     6.500% 2/28/02..................................       $  400        $  402
     7.500% 5/15/02..................................        2,000         2,043
                                                                        --------
TOTAL BONDS & NOTES (cost of $2,437).................                      2,445
                                                                        --------
TOTAL INVESTMENTS (cost of $342,946) (b).............                    564,871
                                                                        --------
--------------------------------------------------------------------------------
SHORT-TERM OBLIGATIONS - 2.9%
COMMERCIAL PAPER
   Associates Corp. of North America
     6.70%(c) 10/2/00................................       16,385        16,382
                                                                        --------
--------------------------------------------------------------------------------
OTHER ASSETS & LIABILITIES, NET - (3.0)%.............                   (17,169)
                                                                        --------
NET ASSETS - 100%....................................                   $564,084
                                                                        ========
--------------------------------------------------------------------------------
NOTES TO INVESTMENT PORTFOLIO:
--------------------------------------------------------------------------------

(a)  Non-income producing.

(b)  Cost for federal income tax purposes is $343,544.

(c)  Rate represents yield at time of purchase.

See notes to financial statements.

Statement of Assets and Liabilities
--------------------------------------------------------------------------------
September 30, 2000
(In thousands except for per share amounts and footnotes)



ASSETS
Investments at value (cost $342,946)..............                  $564,871
Short-term obligations............................                    16,382
                                                                    --------
                                                                     581,253
Cash..............................................     $   2
Receivable for:
   Investments sold...............................     3,409
   Fund shares sold...............................     1,386
   Interest.......................................        59
   Dividends......................................        49
Other.............................................       103           5,008
                                                    --------        --------
   Total Assets...................................                   586,261
LIABILITIES
Payable for:
   Fund shares repurchased........................    20,027
   Investments purchased..........................     1,479
Accrued:
   Management fee.................................       370
   Administration fee.............................        76
   Bookkeeping fee................................         3
   Transfer agent fee.............................       131
Other.............................................        91
                                                      ------
   Total Liabilities..............................                    22,177
                                                                    --------
NET ASSETS........................................                  $564,084
                                                                    ========
Class A
   Net asset value and redemption price
     per share ($1/(c))...........................                   $ 42.21(a)
                                                                    --------
   Maximum offering price per share ($42.21/0.9425)                  $ 44.79(b)
                                                                    --------
Class S
   Net asset value, redemption and offering
     price per share ($564,083/13,354)............                   $ 42.24
                                                                    --------
COMPOSITION OF NET ASSETS
Capital paid in...................................                  $269,401
Accumulated net realized gain.....................                    72,758
Net unrealized appreciation.......................                   221,925
                                                                    --------
                                                                    $564,084
                                                                    ========

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)  On sales of $50,000 or more the offering price is reduced.

(c)  Rounds to less than one.


See notes to financial statements.

Statement of Operations
--------------------------------------------------------------------------------
For the year ended September 30, 2000
(In thousands)

INVESTMENT INCOME
Interest..........................................                   $ 1,135
Dividends.........................................                       417
                                                                    --------
   Total Investment Income........................                     1,552
EXPENSES
Management fee....................................   $ 4,023
Transfer agent fee................................     1,294
Administration fee................................       799
Bookkeeping fee...................................        37
Custodian fee.....................................        28
Trustees' fees....................................        24
Audit fee.........................................        20
Legal fee.........................................        14
Registration fees.................................        29
Reports to shareholders...........................        59
Other.............................................        97
                                                    --------
                                                                       6,424
                                                                    --------
   Net Investment Loss............................                    (4,872)
                                                                    --------

NET REALIZED & UNREALIZED GAIN (LOSS)
ON PORTFOLIO POSITIONS
Net realized gain (loss) on
   Investments....................................   166,172
   Closed futures contracts.......................    (2,036)
                                                    --------
                                                                     164,136
                                                                    --------
Net change in unrealized appreciation/
   depreciation during the period.................    92,469
                                                    --------
     Net Gain.....................................                   256,605
                                                                    --------
Increase in Net Assets from Operations............                  $251,733
                                                                    ========


See notes to financial statements.

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
(In thousands)
                                                              YEARS ENDED
                                                             SEPTEMBER 30,
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                         2000 (a)     1999
OPERATIONS:
Net investment loss...............................      $ (4,872)   $ (3,501)
Net realized gain.................................       164,136      99,234
Net change in unrealized appreciation/depreciation        92,469      (9,404)
                                                       ---------   ---------
   Net Increase from Operations...................       251,733      86,329
DISTRIBUTIONS:
From net realized gains - Class S.................       (53,552)         --
                                                       ---------   ---------
                                                         198,181      86,329
                                                       ---------   ---------
FUND SHARE TRANSACTIONS:
Receipts for shares sold - Class A................             1          --
                                                       ---------   ---------
Receipts for shares sold - Class S...............        764,687          --
Value of distributions reinvested - Class S.......        49,654     267,484
Cost of shares repurchased - Class S..............      (859,786)   (623,599)
                                                       ---------   ---------
                                                         (45,445)   (356,115)
                                                       ---------   ---------

   Net Decrease from Fund Share Transactions......       (45,444)   (356,115)
                                                       ---------   ---------
     Total Increase (Decrease)....................       152,737    (269,786)
NET ASSETS
Beginning of period...............................       411,347     681,133
                                                       ---------   ---------
End of period ....................................     $ 564,084   $ 411,347
                                                       =========   =========

NUMBER OF FUND SHARES
Sold - Class A....................................           (b)          --
                                                       ---------   ---------

Sold - Class S....................................        20,076       9,598
Issued for distributions reinvested - Class S.....         1,581          --
Repurchased - Class S.............................       (22,664)    (22,199)
                                                       ---------   ---------
                                                          (1,007)    (12,601)
                                                       ---------   ---------

(a)  Class A shares were initially offered on July 31, 2000.

(b)  Rounds to less than one.

See notes to financial statements.

Notes to Financial Statements
--------------------------------------------------------------------------------
September 30, 2000

NOTE 1. ORGANIZATION

Stein Roe Capital Opportunities Fund - Class S and Liberty Capital Opportunities Fund--Class A (collectively the "Fund") is a series of Liberty-Stein Roe Funds Investment Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust. The Fund may issue an unlimited number of shares. Effective July 31, 2000, the Fund began offering Class A shares. The Fund offers two classes of shares: Class A, and Class S. Class S shares are offered continuously at net asset value. Class A has its own sales charge and expense structure, please refer to the Fund's Class A prospectus for more information on Class A shares. The financial highlights for Class A are presented in a separate annual report.

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION AND TRANSACTIONS
Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid price.

   Futures contracts are valued based on the difference between the last sale price and the opening price of the contract.

   Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

   Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

   Security transactions are accounted for on the date the securities are purchased, sold or mature.

   Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS
All income, expenses (other than the Class A 12b-1 service fee and Class A and Class S Transfer Agent fee), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

   The per share data was calculated using the average shares outstanding during the period.

Notes to Financial Statements Continued
--------------------------------------------------------------------------------

FEDERAL INCOME TAXES
Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders are recorded on the ex-date.
   The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

OTHER
   Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Corporate actions are recorded on the ex-date.


--------------------------------------------------------------------------------
NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES

MANAGEMENT FEE
Stein Roe and Farnham Inc. (the Advisor) is the investment Advisor of the Fund and receives a monthly fee as follows:

Average Net Assets    Annual Fee Rate
First $500 million              0.75%
Next $500 million               0.70%
Next $500 million               0.65%
Over $1.5 billion               0.60%

ADMINISTRATION FEE
The Advisor also provides accounting and other services for a monthly fee as follows:

Average Net Assets    Annual Fee Rate
First $500 million             0.150%
Next $500 million              0.125%
Next $500 million              0.100%
Over $1.5 billion              0.075%

BOOKKEEPING FEE
The Advisor provides bookkeeping and pricing services for a monthly fee equal to $25,000 annually plus 0.0025% annually of the Fund's average daily net assets over $50 million.

TRANSFER AGENT FEE
Liberty Funds Services, Inc. (the Transfer Agent), an affiliate of the Advisor, provides shareholder services for a monthly fee equal to 0.22% annually of the Fund's average daily net assets and receives reimbursement for certain out of pocket expenses. For more information on the Transfer Agent fee applicable to Class A shares, please refer to the Fund's prospectus.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES
Liberty Funds Distributor, Inc. (the Distributor), a subsidiary of the Advisor, is the Fund's principal underwriter.

Notes to Financial Statements Continued
--------------------------------------------------------------------------------

   The Fund has adopted a 12b-1 plan which requires it to pay the Distributor a service fee on Class A net assets. The fee structure for the 12b-1 plan is defined in the Class A prospectus.

OTHER
The Fund pays no compensation to its officers, all of whom are employees of the Advisor.

--------------------------------------------------------------------------------
NOTE 3. PORTFOLIO INFORMATION
INVESTMENT ACTIVITY
During the year ended September 30, 2000, purchases and sales of investments, other than short-term obligations, were $618,636,449 and $719,475,184 of which $2,436,938 and none represent U.S. Government securities, respectively.
   Unrealized appreciation (depreciation) for the year ended September 30, 2000 based on cost of investments for federal income tax purposes was:

 Gross unrealized
   appreciation          $230,347,764
Gross unrealized
   depreciation             9,020,872
                        -------------
   Net unrealized
     appreciation        $221,326,892
                        -------------

OTHER
The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified. The Fund may purchase or sell futures contracts. The Fund will use these instruments to hedge against the effects of changes in the portfolio securities due to market conditions and not for trading purposes. The use of futures contracts involves certain risks which include (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out a position due to different trading hours, or the absence of a liquid market for either the instrument or the underlying securities or (3) an inaccurate prediction by the Advisor of the future direction of the market or stock price or interest rate trends. Any of these risks may involve amounts exceeding the variation margin recorded in the Fund's Statement of Assets and Liabilities at any given time.

Notes to Financial Statements Continued
--------------------------------------------------------------------------------

NOTE 4. LINE OF CREDIT
The Liberty-Stein Roe Funds Investment Trust participates in unsecured line of credit agreements provided by the custodian bank consisting of two components. The committed line of credit entitles the Trust to borrow from the custodian at any time upon notice from the Trust. The uncommitted line of credit permits the Trust to borrow from the custodian at the custodian's sole discretion. The aggregate borrowings available to the Trust for the committed and uncommitted lines of credit are $200 million and $100 million, respectively. Borrowings may be made to temporarily finance repurchase of Fund shares. Interest is charged to the trust and, ultimately, the Fund based on its borrowings. In addition, a commitment fee of 0.10% per annum on the Fund's unused commitment shall be paid quarterly by the Fund based on the relative asset size of the Fund to the Trust as a whole. The commitment fee is included in other expenses on the Statement of Operations. For the year ended September 30, 2000, the Trust and Fund had no borrowings under the agreement.

--------------------------------------------------------------------------------
NOTE 5. OTHER RELATED PARTY TRANSACTIONS
During the year ended September 30, 2000, the Fund used Alphatrade, a wholly owned subsidiary of Colonial Management Associates, Inc., as a broker. Total commissions paid to Alphatrade during the year were $26,100.


Financial Highlights
--------------------------------------------------------------------------------

Selected per-share data (for a share outstanding throughout each period), ratios and supplemental data.
                                                                 CLASS S                YEARS ENDED SEPTEMBER 30,
                                                                    2000           1999          1998           1997           1996
                                                                --------       --------      --------       --------       --------
NET ASSET VALUE, BEGINNING OF PERIOD........................... $  28.64       $  25.25      $  29.10       $  31.04       $  21.69
                                                                --------       --------      --------       --------       --------
INCOME FROM INVESTMENT OPERATIONS
   Net investment loss (a).....................................    (0.34)         (0.17)        (0.25)         (0.17)         (0.06)
   Net realized and unrealized gain (loss) on investments......    17.93           3.56         (3.60)         (1.77)         10.41
                                                                --------       --------      --------       --------       --------
      Total from investment operations.........................    17.59           3.39         (3.85)         (1.94)         10.35
                                                                --------       --------      --------       --------       --------
DISTRIBUTIONS
   Net investment income.......................................       --             --            --             --          (0.01)
   Net realized capital gains..................................   (3.99)             --            --             --          (0.99)
                                                                --------       --------      --------       --------       --------
      Total distributions......................................    (3.99)            --            --             --          (1.00)
                                                                --------       --------      --------       --------       --------
NET ASSET VALUE, END OF PERIOD................................. $  42.24       $  28.64      $  25.25       $  29.10       $  31.04
                                                                ========       ========      ========       ========       ========
Ratio of net expenses to average net assets (c)................    1.19%          1.19%(b)      1.20%          1.17%          1.22%
Ratio of net investment income (loss) to average
   net assets (c)..............................................  (0.90)%        (0.72)%(b)    (0.72)%        (0.69)%        (0.40)%
Portfolio turnover rate........................................     119%            88%          47%             35%            22%
Total return (d)...............................................   66.20%         13.43%       (13.23)%       (6.25)%         49.55%
Net assets, end of period (000's).............................. $564,083       $411,347      $681,133     $1,110,642     $1,684,538


(a) Per share data was calculated using average shares outstanding during the period.

(b) During the year ended September 30, 1999, the Fund experienced a one-time reduction in its expenses of twelve basis points as a result of expenses accrued in a prior period. The Fund's ratios disclosed above reflects the actual rate at which expenses were incurred throughout the current fiscal year without the reduction.

(c) The benefits derived from custody credits and directed brokerage arrangements had no impact.

(d)  Total return at net asset value assuming all distributions reinvested.


--------------------------------------------------------------------------------
Federal Income Tax Information (unaudited)
For the fiscal year ended September 30, 2000, the Fund designates long-term capital gains of $97,651,294.
--------------------------------------------------------------------------------

                                 18-19 (spread)



Report of Independent Accountants
--------------------------------------------------------------------------------
To the Trustees of Liberty-Stein Roe Funds Investment Trust and Class S Shareholders of Stein Roe Capital Opportunities Fund


In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the Class S financial highlights present fairly, in all material respects, the financial position of Stein Roe Capital Opportunities Fund (the "Fund")(a series of Liberty-Stein Roe Funds Investment Trust) at September 30, 2000, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the two years then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion. The financial highlights of the Fund for periods through September 30, 1998 were audited by other independent accountants, whose report dated November 16, 1998 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 20, 2000

Liberty-Stein Roe Funds Investment Trust
--------------------------------------------------------------------------------
TRUSTEES
John A. Bacon Jr. Private Investor
William W. Boyd
Chairman and Director, Sterling Plumbing
  Group Inc.
Lindsay Cook
Executive Vice President, Liberty Financial
  Companies, Inc.
Douglas A. Hacker
Executive Vice President and Chief Financial
  Officer, United Airlines
Janet Langford Kelly
Executive Vice President-Corporate Development,
  General Counsel and Secretary, Kellogg Co.
Charles R. Nelson
Van Voorhis Professor of Political Economy,
  University of Washington
Thomas C. Theobald
Managing Partner, William Blair Capital Partners

OFFICERS
Stephen E. Gibson, President
William D. Andrews, Executive Vice President
Loren A. Hansen, Executive Vice President
Kevin M. Carome, Executive Vice President,
  Secretary

 AGENTS AND ADVISORS
Stein Roe & Farnham Incorporated
Investment Advisor
State Street Bank and Trust Company
Custodian
Liberty Funds Services, Inc.
Transfer Agent
Bell, Boyd & Lloyd
Legal Counsel to the Fund
PricewaterhouseCoopers LLP
Independent Accountants

THE STEIN ROE MUTUAL FUNDS

FIXED INCOME FUNDS
Cash Reserves Fund
Municipal Money Market Fund
Intermediate Municipals Fund
Managed Municipals Fund
High-Yield Municipals Fund
Intermediate Bond Fund
Income Fund
High Yield Fund


EQUITY FUNDS
Balanced Fund
Growth & Income Fund
Disciplined Stock Fund
Growth Stock Fund
Young Investor Fund
Midcap Growth Fund
Focus Fund
Capital Opportunities Fund
Small Company Growth Fund


INTERNATIONAL FUNDS
Asia Pacific Fund
International Fund
Small Cap Tiger Fund


                             Stein Roe Mutual Funds
                                  P.O. Box 8900
                              Boston, MA 02205-8900
                            Financial Advisors call:
                                  800-322-0593
                         Shareholders call: 800-338-2550
                                www.steinroe.com

                         Liberty Funds Distributor, Inc.


                                                 S33-02/211D-0900(11/00) 00/2230